CERTIFICATION PURSUANT TO SECTION 906

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned officer of the Boulevard Acquisition Corporation (the "Company"), hereby certify to my knowledge that:

The Report on Form 10-QSB for the period ended June 30, 2004 of the Company fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                       /s/ Marshall F Sparks
                                       -----------------------------------------
                                       Director, Chief Financial Officer,
                                       Principal Accounting Officer and
                                       Acting Chief Executive Officer,
Date:  August 11, 2005